Exhibit 99.1

Contact:

Michael E. Lakshin

Chairman of the Board and President

212-398-0002, ext. 519

Michael.Lakshin@bowmo.com

INTEGRATING INTERVIEW MASTERY E-LEARNING AND BOWMO 2.0 RECRUITING PLATFORMS

NEW YORK, NY, December 20, 2022 – bowmo™, Inc. (OTC: BOMO), a New York City–based HR-Tech company (“bowmo,” “the Company”), has announced that the Company entered into an asset purchase agreement with Interview Mastery to purchase substantially all of the assets, and certain specified liabilities, that are used in connection with Interview Mastery’s video e-Learning platform used by employers, recruiters, and job seekers to enhance hiring and the job search process through the integration of video e-Learning and artificial intelligence (AI). Interview Mastery was founded by Michael R. Neece in 2001.

The road for this transaction between bowmo and Interview Mastery started almost four years ago, in January 2019, when Michael R. Neece began consulting for bowmo on recruiting and hiring processes.

In July of 2021, Michael R. Neece joined bowmo, Inc. as the Company’s Chief Product Officer to lead Company’s design and development of bowmo 2.0 from vision, to testing, and deployment.

The Company’s Board of Directors and Michael R. Neece began discussing this transaction between bowmo and Interview Mastery in the fall of 2021, envisioning InterviewMastery.com as the key pillar of bowmo’s Vertically Integrated Business Model (VIBM), which includes SaaS, Raas, direct placements, and e-Learning.

On Monday, December 19, 2022, bowmo and Michael R. Neece came to final terms beneficial for both parties, where the Company acquired substantially all of Interview Mastery’s assets, and Michael R. Neece joined the company on a full-time basis, now as the Company’s Chief Product Officer, spokesperson, and Board member.

After the acquisition, current subscribers of InterviewMastery.com will continue to use the multiple video programs to confidently hire the best teams, place more people, and get hired faster. In addition, existing and potential customers of bowmo will be able to enjoy all said benefits of InterviewMastery.com.

Presently, bowmo is in the process of integrating Interview Mastery’s video e-Learning programs into bowmo 2.0 in order to deliver the most appropriate e-Learning modules and experience customized for various user groups, while providing the solutions and skills they need at the right time, throughout the employment lifecycle.

Upon execution of the final Asset Purchase Agreement with Michael R. Neece, Eddie Aizman, CEO and Founder of bowmo, Inc., said: “Integrating Interview Mastery while further automating and enhancing the hiring process from start to finish for everyone involved is the very core of bowmo. Providing the proper e-Learning modules and preparing job seekers, and hiring and talent acquisition teams, from the very beginning of the hiring process aims to benefit all stakeholders in the recruiting chain. We are truly excited to kick off this new chapter together with Michael R. Neece and Interview Mastery to further accelerate the Company’s growth and positioning, as the ultimate HR-Tech platform for job seekers and hiring teams!”

99 Wall St., Suite 891, New York, NY 10005 | www.bowmo.com |212-398-0002

Michael R. Neece, Founder and CEO of Interview Mastery, added in his closing remarks: “Combining the strengths of Interview Mastery with the bowmo recruiting platform will deliver unique and expanded value to users and shareholders. This is an exciting growth period for both companies. We’ve been collaborating for four years and are confident that we are much stronger together.”

About Michael R. Neece

Michael is a business executive with deep expertise in creating and implementing technologies and automations to optimize recruiting for employers, recruiters, and job seekers. He has founded seven technology-based companies in the recruiting sector, and is the CEO of InterviewMastery.com, now powered by bowmo Inc.

Michael previously held leadership roles at Hewlett Packard, Fidelity Investments, and International Data Group. He is considered a leading expert on hiring, interviewing, and recruiting. He has also consulted to many large international companies and many hyper-growth startups.

Michael is a TEDx speaker and frequent contributor to the media, including Bloomberg, NBC, ABC, CBS, Fox News, the Financial Times of London, the Wall Street Journal, the Washington Post, US News & World Report, the New York Times, and MSNBC.

Michael has a master’s in Engineering from Boston University and a BS in Physics from Worcester Polytechnic Institute. He’s the father of three children, and an instrument-rated private pilot who loves flying seaplanes.

About Interview Mastery

Interview Mastery® is the world’s most widely used job interview and hiring program used by 56,000 professionals in 75 countries during the recruiting and hiring processes. This e-Learning platform is a video library of structured lessons that encompass hiring and job-search best practices for hiring teams, recruiters, and job seekers. With thousands of worldwide users, Interview Mastery is updated frequently to deliver answers for the latest employment market trends and realities. Interview Mastery programs now encapsulate the collective wisdom of thousands of customers, recruiters, and employers so that each user benefits from the job-market experience from scores of professionals.

About bowmo, Inc.

bowmo’s vision is to complete its VIBM capable of providing services, and add value to all segments of the HR-Tech market in the US and worldwide.

bowmo’s goal is to constantly improve the Company’s HR-Tech platform to address present and future market needs ahead of the competition by offering a unique combination of proprietary AI-based technology with a do-it-yourself sourcing experience able to match candidates to jobs without having to use keyword searches or Boolean strings.

99 Wall St., Suite 891, New York, NY 10005 | www.bowmo.com |212-398-0002

bowmo’s AI-driven platform will automate the end-to-end hiring processes with its AI-based matching engine while providing just-in-time content, resources, and tools, such as video interviewing and cultural and technical assessments, so that hiring organizations can vet their candidates (bowmo: Software as a Service [SaaS]).

The bowmo VIBM will be complemented by our Recruiting as a Service (bowmo: RaaS), which allows clients to outsource the management of the recruiting process (RPO). The bowmo RaaS offering will complement the Company’s improved HR-Tech platform by offering bowmo’s clients with a choice of high-touch and high-tech services strategically geared to market needs and objectives.

In addition, bowmo’s VIBM offers unique added value via e-Learning programs by Interview Mastery and Selecting Excellence™, designed by Michael R. Neece, one of the true pioneers in the HR e-Learning field. Both programs have been continually improving in order to solve the challenges of today’s job-market realities for more than 20 years.

The Company’s clients receive assistance across all recruiting functions, such as job-description development, branded career-page management, pre-employment and cultural assessments, and a video interview platform—all managed by a team of experienced recruiters.

With the bowmo HR-Tech platform as a foundation for the Company’s VIBM—performing matching and sourcing at the core—bowmo is reshaping how businesses find talent and provide a quality on-demand experience.

Additional Information and Where to Find It

Additional information is available on the Company’s website: https://www.bowmo.com. In addition, other information related to the Company is available at the SEC’s website at www.sec.gov, or by directing a request to: bowmo, Inc., 99 Wall Street, Suite 891, New York City, NY 10005, or by phone at 212-398-0002.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “anticipates,” “expects,” “estimates,” “believes,” “will,” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this press release, or hereafter, including in other publicly available documents filed with the Securities and Exchange Commission, reports to the stockholders of the Company and other publicly available statements issued or released by us involve known and unknown risks, uncertainties, and other factors that could cause our actual results, performance (financial or operating), or achievements to differ from the future results, performance (financial or operating), or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Securities and Exchange Commission, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. Our actual results, performance, or achievements may differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are subject to a number of known and unknown risks, uncertainties, and assumptions, including those described under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2022, filed with the Securities and Exchange Commission (the “SEC”) on November 21, 2022, as may be updated in the Company’s other periodic filings with the SEC. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for management to predict all risks, nor can the Company assess the impact of all factors on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements the Company may make. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this press release may not occur or continue, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.

99 Wall St., Suite 891, New York, NY 10005 | www.bowmo.com |212-398-0002

Any forward-looking statements made herein speak only as of the date of this press release. Except as required by applicable law, the Company undertakes no obligation to update any of these forward-looking statements for any reason after the date of this press release or to conform these statements to actual results or revised expectations. Any forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, restructurings, joint ventures, partnerships, or investments the Company may make.

These forward-looking statements are based upon information available to the Company as of the date of this press release, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete; and statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements.

99 Wall St., Suite 891, New York, NY 10005 | www.bowmo.com |212-398-0002